Exhibit 19(b)

Section 906 N-CSR Certification of Principal Executive Officer and Principal Financial Officer

TRANSAMERICA FUNDS

FOR THE PERIOD ENDED DECEMBER 31, 2025

FORM N-CSR CERTIFICATION

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Certified Shareholder Report of Transamerica Funds (the “Trust”) on Form N-CSR for the period ended December 31, 2025, as filed with the Securities and Exchange Commission on the date hereof, each of the undersigned hereby certifies that, to his or her knowledge:

(1)	the Form N-CSR fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and;

(2)	the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Trust.

/s/ Marijn P. Smit	Date: March 4, 2026
Marijn P. Smit
President and Chief Executive Officer
(Principal Executive Officer)

/s/ Kari Seabrands	Date: March 4, 2026
Kari Seabrands
Treasurer
(Principal Financial Officer and Principal
Accounting Officer)

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the registrant and will be retained by the registrant and furnished to the Securities and Exchange Commission or its staff upon request.